Exhibit 10.6

Execution Version

SECURITIES PURCHASE AND EXCHANGE AGREEMENT

by and among

TSG HOLDINGS CORP.,

and

THE MANAGEMENT INVESTORS NAMED HEREIN

Dated as of August 21, 2003

TABLE OF CONTENTS

ARTICLE I PURCHASE AND EXCHANGE OF SECURITIES

1.1.	Rollover of Shares by Management Investors
1.2.	Sale and Purchase of Common Stock and Preferred Stock
1.3.	Closing
1.4.	Sheridan Securities
1.5.	Conditions to the Management Investor’s Obligations
1.6.	Conditions to the Company’s Obligations

ARTICLE II REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

2.1.	Representations, Warranties and Covenants of the Company

ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF MANAGEMENT INVESTORS

3.1.	Representations, Warranties and Covenants of Each Management Investor

ARTICLE IV MISCELLANEOUS

4.1.	Legend
4.2.	Amendment and Modification
4.3.	Survival of Representations and Warranties
4.4.	Successors and Assigns
4.5.	Separability
4.6.	Notices
4.7.	Governing Law
4.8.	Headings
4.9.	Counterparts
4.10.	Further Assurances
4.11.	Entire Agreement

EXHIBITS

Exhibit A	Form of Securities Holders Agreement
Exhibit B	Form of Registration Rights Agreement
Exhibit C	Amended and Restated Certificate of Incorporation of the Company
Exhibit D	Bylaws of the Company

SCHEDULES

Schedule I	Management Investors and Securities Purchased and Exchanged

2

DEFINED TERMS

Agreement
Closing
Closing Date
Common Stock
Company
Equity Investors
Management Investors
person
Preferred Stock
Purchasing Management Investors
Registration Rights Agreement
Rollover Shareholders
Rollover Shares
Securities
Securities Act
Securities Holders Agreement
Sheridan
Sheridan Acquisition
Sheridan Common Stock
Stock Purchase Agreement

3

SECURITIES PURCHASE AND EXCHANGE AGREEMENT

THIS IS A SECURITIES PURCHASE AND EXCHANGE AGREEMENT, dated as of August 21 2003 (the “Agreement”), by and among TSG Holdings Corp., a Delaware corporation (the “Company”), and the individuals designated as Management Investors on the signature pages hereto (such individuals, the “Management Investors”).

Background

A.                                   This Agreement is being entered into in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement, dated as of August 1, 2003 (the “Stock Purchase Agreement”), by and among Sheridan Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Sheridan Acquisition”), The Sheridan Group, Inc., a Maryland corporation (“Sheridan”), and the other parties thereto, pursuant to which Sheridan Acquisition will acquire all of the outstanding capital stock of Sheridan (other than any such shares acquired by the Company pursuant to this Agreement), and Sheridan will become a wholly-owned subsidiary of the Company.

B.                                     The Management Investors are employed by or serve as directors of Sheridan or its direct or indirect subsidiaries.  Immediately prior to the closing of the transactions contemplated by the Stock Purchase Agreement, and after the conversion of all outstanding shares of Sheridan preferred stock and the exercise of all outstanding options and warrants to purchase Sheridan common stock as contemplated by the Stock Purchase Agreement, each of the Management Investors will own at least the number of shares of Sheridan common stock (the “Sheridan Common Stock”) set forth opposite his or her name on Schedule I attached hereto.

C.                                     In order to assist the Company in attracting and retaining valued employees and directors, the Company wishes to offer such employees and directors the opportunity to acquire shares of the Company’s capital stock.  This Agreement is intended to be a written compensatory contract as defined under Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

D.                                    Pursuant to the terms hereof, certain of the Management Investors (the “Rollover Shareholders”) will exchange a number of shares of Sheridan Common Stock owned by such Management Investor for the number of shares of the Company’s Series A 10% Cumulative Compounding Preferred Stock, par value $.001 per share (the “Preferred Stock”), and Common Stock, par value $.001 per share (the “Common Stock”), set forth opposite such Management Investor’s name on Schedule I hereto.  The shares of Preferred Stock and Common Stock set forth opposite such Management Investor’s name on Schedule I hereto are sometimes hereinafter referred to as the “Rollover Shares.”

E.                                      Also pursuant to the terms hereof, in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement, the Company desires to sell, and certain of the Management Investors (the “Purchasing Management Investors”), desire to purchase for cash, (i) the number of shares of Preferred Stock of the Company, and (ii) the number of shares of Common Stock of the Company, in each case as set forth opposite such Management Investor’s name on Schedule I hereto.

F.                                      Also in connection with the transactions contemplated by the Stock Purchase Agreement, pursuant to a separate Securities Purchase Agreement dated as of the date hereof (the “Securities Purchase Agreement”), the Company intends to sell for cash additional shares of Preferred Stock and Common Stock to the investors who are parties thereto (the “Equity Investors”).

G.                                     Immediately following the purchase and sale of securities referred to above, the Company will contribute the cash and non-cash proceeds from such transactions to Sheridan Acquisition, which will use such cash proceeds in part to acquire pursuant to the Stock Purchase Agreement the outstanding capital stock of Sheridan that is not otherwise owned by Sheridan Acquisition by virtue of the transactions described above.

H.                                    In connection with the execution and delivery of this Agreement, the Management Investors, the Equity Investors and the Company are also entering into a Securities Holders Agreement (the “Securities Holders Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the forms of Exhibit A and Exhibit B hereto, respectively, in order to set forth more fully certain agreements regarding their future relationships and their rights and obligations with respect to Securities of the Company.

I.                                         As used herein, the term “Securities” shall mean Common Stock, Preferred Stock, and any other shares of capital stock of the Company, and any securities convertible into or exchangeable for such capital stock, and any options (including any options now or hereafter issued to Management Investors), warrants or other rights to acquire such capital stock or securities, now or hereafter held by any party hereto, including all other securities of the Company (or a successor to the Company) received on account of ownership of Common Stock or Preferred Stock, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, reverse stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof.

Terms

In consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND EXCHANGE OF SECURITIES

1.1.                              Rollover of Shares by Management Investors.  (a)  Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 1.3), the Company will issue to each of the Management Investors listed as Rollover Shareholders on Schedule I hereto the number of shares of Preferred Stock and Common Stock set forth opposite each Management Investor’s name on Schedule I hereto, in exchange for the number of shares of Sheridan Common Stock set forth opposite the name of such Management Investor on Schedule I hereto.

(b)                                 The obligations of the Management Investors purchasing Securities under this Section 1.1 to purchase such Securities as are subscribed for hereunder are several in nature, and no Management Investor shall have any obligation to purchase any Securities subscribed for hereunder by any other Management Investor.

1.2.                              Sale and Purchase of Common Stock and Preferred Stock.  (a)  Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 1.3), the Company will issue and sell to the Purchasing Management Investors, and the Purchasing Management Investors will purchase, the number of shares of Preferred Stock and Common Stock set forth opposite the name of such Management Investor on Schedule I hereto.

(b)                                 The per share purchase price for the Preferred Stock and Common Stock to be purchased under this Section 1.2 shall be $1,000 per share and $10 per share, respectively.  The aggregate purchase price to be paid by each Purchasing Management Investor purchasing Preferred Stock and Common Stock pursuant to this Section 1.2, is set forth opposite such Management Investor’s name on Schedule I hereto.  The Purchasing Management Investors shall pay the purchase price for the shares of Preferred Stock and Common Stock purchased by him or her hereunder by wire transfer of immediately available funds (or such other means as the parties might agree) to an account designated by the Company.

(c)                                  The obligations of the Management Investors purchasing Securities under this Section 1.2 are several in nature, and no Management Investor shall have any obligation to purchase any Securities subscribed for hereunder by any other Management Investor.

1.3.                              Closing.  (a)  The closing (the “Closing”) of the purchase and sale of the Securities referred to in Section 1.1 and Section 1.2 will take place on the date of this Agreement or at such other time or on such other date as may be agreed by the parties hereto.  The date such Closing occurs is referred to herein as the “Closing Date.”

(b)                                 At the Closing, the Company will deliver to each Management Investor certificates evidencing the number of shares of Preferred Stock and Common Stock to be purchased by such Management Investor as set forth opposite such Management Investor’s name on Schedule I hereto, registered in such Management Investor’s name, against (i) in the case of the Rollover Shareholders, certificates representing the number of shares of Sheridan Common Stock listed opposite such Management Investor’s name on Schedule I hereto, together with stock powers or other instruments duly endorsed or otherwise sufficient for transfer, and (ii) in the case of the Purchasing Management Investors, payment of the purchase price therefor in cash, by wire transfer of immediately available funds (or such other means as the parties might agree), with confirmed receipt.

1.4.                              Sheridan Securities.  In order to facilitate any cancellation or exchange of any shares of Sheridan Common Stock contemplated hereby, each Rollover Shareholder shall deliver one or more certificates representing all of the shares of Sheridan Common Stock to be cancelled or exchanged in accordance with this Agreement, together with stock powers or other instruments duly endorsed or otherwise sufficient for transfer of such certificates or instruments, as the case may be.  The Company shall hold such instruments in escrow pending the Closing Date.

1.5.                              Conditions to the Management Investor’s Obligations.  The obligation of each Management Investor to purchase such Management Investor’s Securities at the Closing is subject to the satisfaction on or prior to the date hereof of the following conditions:

(a)                                  The representations and warranties of the Company set forth in Article II hereof shall be true and correct in all material respects on and as of the Closing Date as though then made, and all covenants of the Company set forth in Article I required to be performed on or prior to the Closing shall have been performed in all material respects.

(b)                                 No preliminary or permanent injunction or order, decree or ruling of any nature issued by any court or governmental agency of competent jurisdiction, nor any statute, rule, regulation or executive order promulgated or enacted by any United States federal, state or local governmental authority, shall be in effect, that would prevent the consummation of the transactions contemplated by this Agreement or the Stock Purchase Agreement.

(c)                                  All of the conditions to effecting the transactions contemplated by the Stock Purchase Agreement shall have been fulfilled or waived in accordance with the terms of the Stock Purchase Agreement.

(d)                                 The Company shall have executed and delivered the Securities Holders Agreement and the Registration Rights Agreement.

(e)                                  The Company’s Amended and Restated Certificate of Incorporation and Bylaws shall be substantially in the forms of Exhibit C and Exhibit D hereto, respectively.

(f)                                    The Company shall have delivered to each of the Management Investors certificates for the Securities being purchased by such Management Investor.

(g)                                 All corporate and other proceedings, if any, taken or to be taken by the Company in connection with the transactions contemplated hereby shall have been taken.

1.6.                              Conditions to the Company’s Obligations.  The obligations of the Company to issue and sell the Securities to each Management Investor as set forth herein at the Closing are subject to the satisfaction on or prior to the Closing of the following conditions:

(a)                                  The representations and warranties of each Management Investor set forth in Article III hereof shall be true and correct in all material respects at and as of the Closing Date as though then made, and all covenants of each Management Investor required to be performed at or prior to the Closing shall have been performed in all material respects.

(b)                                 Such Management Investor shall have delivered the shares of Sheridan Common Stock, together with duly executed stock powers, and/or cash purchase price required to be delivered by such Management Investor under this Article I.

(c)                                  Such Management Investor shall have executed and delivered each of the Securities Holders Agreement and the Registration Rights Agreement.

ARTICLE II

REPRESENTATIONS, WARRANTIES AND
COVENANTS OF THE COMPANY

2.1.                              Representations, Warranties and Covenants of the Company.  The Company represents and warrants to, and covenants and agrees with, each of the Management Investors as follows:

(a)                                  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                                 The Company has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein.

(c)                                  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, including, but not limited to, the issuance and sale of the Securities to be issued by it hereunder, have been duly authorized, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof.

(d)                                 The Securities issued to the Management Investors under Article I hereof, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable.

(e)                                  As of the date hereof and after giving effect to the transactions contemplated by this Agreement and the Securities Purchase Agreement with the Equity Investors, the authorized capital stock of the Company consists of (i) one million (1,000,000)

shares of Common Stock, of which five hundred thousand (500,000) shares are issued and outstanding, and (ii) one hundred thousand (100,000) shares of Preferred Stock, of which forty-two thousand (42,000) shares are issued and outstanding.  As of the date hereof, the shares of Common Stock and Preferred Stock held by the Management Investors, together with the shares of Common Stock and Preferred Stock issued under the Securities Purchase Agreement to the Equity Investors, constitute all of the issued and outstanding shares of the Company’s capital stock.

(f)                                    The Securities offered to the Management Investors under Article I hereof are offered to those Management Investors in their capacity as employees, officers or directors of the Company.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND
COVENANTS OF MANAGEMENT INVESTORS

3.1.                              Representations, Warranties and Covenants of Each Management Investor.  Each of the Management Investors severally and as to itself represents and warrants to, and covenants and agrees with, the Company that:

(a)                                  Such Management Investor has the requisite legal right, power and authority (including, if applicable, the due authorization by all necessary corporate action) to enter into this Agreement and to perform such Management Investor’s obligations hereunder and to consummate the transactions provided for herein, including, in the case of the Rollover Shareholders, the exchange of Sheridan Common Stock for Common Stock and Preferred Stock as contemplated by Section 1.1 hereof, without the need for the consent of any other person (other than such consents as have heretofore been obtained); this Agreement has been duly authorized, executed and delivered by such Management Investor; and this Agreement constitutes the valid and binding obligation of such Management Investor, enforceable against such Management Investor in accordance with the terms hereof.  As used herein, the term “person” means an individual or a corporation, partnership, limited liability company, joint venture, trust, regulatory or governmental agency or authority or other organization or entity of any kind.

(b)                                 In the case of any Rollover Shareholder, such Rollover Shareholder is the record and beneficial owner of the number of shares Sheridan Common Stock set forth opposite such Rollover Shareholder’s name on Schedule I hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or any other adverse claim thereto.  Such Rollover Shareholder is not a party to any agreement, contract or instrument that limits or restricts in any manner such Rollover Shareholder’s right to sell or transfer the shares of Sheridan Common Stock held by them to the Company as contemplated hereunder.

(c)                                  No consent, approval or authorization of, or registration, qualification or filing with, any governmental agency or authority is required for the execution and delivery of this Agreement by such Management Investor or for the consummation by such Management Investor of the transactions contemplated hereby, except where the failure to obtain any such consent, approval or authorization or to so register, qualify or file would not reasonably be expected to materially and adversely affect such Management Investor’s ability to consummate the transactions contemplated hereby.

(d)                                 No action, suit, proceeding or investigation is pending or, to such Management Investor’s knowledge, threatened, against such Management Investor with respect to his or her execution and delivery of this Agreement or the consummation by such Management Investor of the transactions contemplated hereby.

(e)                                  The Securities are being purchased by such Management Investor hereunder for investment, and not with a view to any distribution thereof that would violate the Securities Act or the applicable state securities laws of any state.  Such Management Investor will not distribute the Securities in violation of the Securities Act or the applicable securities laws of any state.

(f)                                    Such Management Investor understands that the Securities have not been registered under the Securities Act or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available.

(g)                                 In formulating a decision to enter into this Agreement, such Management Investor has relied solely upon (i) the provisions of this Agreement, (ii) an independent investigation of the Company’s business, and (iii) consultations with, his or her legal and financial advisors with respect to this Agreement and the nature of his or her investment; and that in entering into this Agreement no reliance was placed by the Management Investor upon any representations or warranties other than those contained in this Agreement.

(h)                                 Such Management Investor is financially able to hold the Securities for long-term investment, believes that the nature and amount of the Securities being purchased are consistent with his or her overall investment program and financial position, and recognizes that there are substantial risks involved in the purchase of the Securities.

(i)                                     Such Management Investor confirms that (i) he or she or she is familiar with the business of the Company, (ii) he or she or she has had the opportunity to ask questions of the officers and directors of the Company and to obtain (and that such Management Investor has received to his or her satisfaction) such information about the business and financial condition of the Company as he or she has reasonably requested, and (iii) such Management Investor, either alone or with a representative (as defined in Rule 501(h) promulgated under the Securities Act), has such knowledge and experience in financial and business matters that such Management Investor is capable of evaluating the merits and risks of the prospective investment in the Securities.

(j)                                     Such Management Investor confirms and acknowledges that (i) he or she understands that the opportunity to purchase the Securities offered to such Management Investor under this contract are offered in his or her capacity as an employee, officer or director of the Company and (ii) he or she has received a copy of this contract in accordance with Rule 701 under the Securities Act.

(k)                                  Such Management Investor’s residence address is as set forth below his or her signature to this Agreement.

ARTICLE IV

MISCELLANEOUS

4.1.                              Legend.  (a) All certificates representing the Securities shall bear the following legend in addition to any other legend required under applicable law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, AS AMENDED FROM TIME TO TIME (THE “SECURITIES HOLDERS AGREEMENT”), A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.  THE SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE OR OTHERWISE DISPOSABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

(b)                                 Management Securities.  In addition to the legends required by Section 4.1(a) above, the following legend shall appear on certificates issued by the Company pursuant to this Agreement; provided, however that the Company’s failure to cause any such certificate to bear such legend shall not affect the Company’s Purchase Option described in Section 4.3 of the Securities Holders Agreement.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A PURCHASE OPTION OF THE COMPANY APPLICABLE TO “MANAGEMENT SECURITIES” AS DESCRIBED IN THE SECURITIES HOLDERS AGREEMENT, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

4.2.                              Amendment and Modification.  This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment, modification or waiver is set forth in a writing executed by (i) the Company, and (ii) the holders of the majority of the shares of Common Stock then held by the Management Investors; provided, however, that any amendment of this Agreement which materially adversely affects any Management Investor in a manner materially different from other Management Investors (other than due to any difference in the number of shares owned by and such Management Investor) requires the consent of such Management Investor.  No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

4.3.                              Survival of Representations and Warranties.  The representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing.

4.4.                              Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns and executors, administrators and heirs of each party hereto.  This Agreement, and any rights or obligations existing hereunder, may not be assigned or otherwise transferred by any party without the prior written consent of the other parties hereto.

4.5.                              Separability.  In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect unless deletion of such provision causes this Agreement to become materially adverse to any party, in which event the parties shall use reasonable efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.

4.6.                              Notices.  All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, fax or reputable courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

If to the Company, to:

TSG Holdings Corp.
11311 McCormick Road
Suite 260
Hunt Valley, MD  21031-1437
Attention:  John A. Saxton
Fax:  (410) 785-7217

with a required copy to:

Dechert LLP
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia, PA 19103

Attention:            Carmen J. Romano, Esq.
David S. Denious, Esq.

Fax:  (215) 994-2222

If to any of the Management Investors, to such Management Investor’s address as set forth on the signature pages hereto.

All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; four business days after being deposited in the mail, postage prepaid, if mailed; when confirmation of transmission is received, if faxed during normal business hours (or, if not faxed during normal business hours, the next business day after confirmation of transmission); and on the next business day, if timely delivered to a reputable courier guaranteeing overnight delivery.

4.7.                              Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

4.8.                              Headings.  The headings preceding the text of the sections and subsections of this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

4.9.                              Counterparts.  This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

4.10.                        Further Assurances.  (a)  Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(b)                                 Each Rollover Shareholder hereby acknowledges and agrees that, pursuant to the terms of the Stock Purchase Agreement, such Rollover Shareholder may be required to make an additional capital contribution, in cash, to the Company to reflect such Rollover Shareholder’s pro rata portion of any purchase price adjustment required by the terms of the Stock Purchase Agreement, it being understood, however, that this Section 4.10(b) does not create any additional obligation for any Rollover Shareholder that does not already exist under the terms of the Stock Purchase Agreement.

4.11.                        Entire Agreement.  This Agreement sets forth the entire agreement and understanding among the parties and supersedes all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement, it being understood the Management Investors are contemporaneously entering into other agreements and instruments in connection with the consummation of the transactions contemplated by the Stock Purchase Agreement, including the Securities Holders Agreement and the Registration Rights Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement the day and year first above written.

TSG HOLDINGS CORP.

By:	/s/ J. Rice Edmonds
Name: J. Rice Edmonds
Title: Vice President

MANAGEMENT INVESTORS:

/s/ John A. Saxton
John A. Saxton

Address:

Telephone No.:

/s/ David C. Hewitt
David C. Hewitt

Address:

Telephone No.:

/s/ G. Paul Bozuwa
G. Paul Bozuwa

Address:

Telephone No.:

/s/ Robert M. Jakobe
Robert M. Jakobe

Address:

Telephone No.:

/s/ Joan B. Weisman
Joan B. Weisman

Address:

Telephone No.:

/s/ John M. Elliot
John M. Elliot

Address:

Telephone No.:

/s/ Chris M. Azbill
Chris M. Azbill

Address:

Telephone No.:

/s/ Douglas R. Ehmann
Douglas R. Ehmann

Address:

Telephone No.:

/s/ J. Kenneth Garner
J. Kenneth Garner

Address:

Telephone No.:

/s/ Michael E. Klauer
Michael E. Klauer

Address:

Telephone No.:

/s/ James W. Stirling
James W. Stirling

Address:

Telephone No.:

/s/ Patricia A. Stricker
Patricia A. Stricker

Address:

Telephone No.:

/s/ Robert M. Moore
Robert M. Moore

Address:

Telephone No.:

/s/ Gary J. Kittredge
Gary J. Kittredge

Address:

Telephone No.:

/s/ Edward H. Hartman
Edward H. Hartman

Address:

Telephone No.:

/s/ Arthur R. Myers
Arthur R. Myers

Address:

Telephone No.:

/s/ Jennifer A. Bedell
Jennifer A. Bedell

Address:

Telephone No.:

/s/ Cynthia L. Beauchamp
Cynthia L. Beauchamp

Address:

Telephone No.:

/s/ Michael J. Sartorelli
Michael J. Sartorelli

Address:

Telephone No.:

/s/ David T. Merchant
David T. Merchant

Address:

Telephone No.:

/s/ Kenneth W. Raker
Kenneth W. Raker

Address:

Telephone No.:

/s/ Jeffrey S. Cohen
Jeffrey S. Cohen

Address:

Telephone No.:

/s/ J. Dennis Smith
J. Dennis Smith

Address:

Telephone No.:

/s/ Catherine R. Budd
Catherine R. Budd

Address:

Telephone No.:

/s/ George A. Whaling
George A. Whaling

Address:

Telephone No.:

/s/ J.M. Dryden Hall, Jr.
J.M. Dryden Hall, Jr.

Address:

Telephone No.:

/s/ Gary T. DiCamillo
Gary T. DiCamillo

Address:

Telephone No.:

/s/ Craig H. Deery
Craig H. Deery

Address:

Telephone No.:

Schedule I

Management Investors and Securities Purchased and Exchanged

Management Investor	Shares of Sheridan Common Stock Being Exchanged	Cash Investment	Common Stock Purchase Price ($10 per share)	Preferred Stock Purchase Price ($1,000 per share)	Number of Shares of Common Stock Received	Number of Shares of Preferred Stock Received	Aggregate Purchase Price

John A. Saxton*	6,319.3789	$0.00	$159,574.47	$1,340,425.53	15,957.447	1,340.42553	$1,500,000.00

David C. Hewitt*	2,527.7516	0.00	63,829.79	536,170.21	6,382.979	536.17021	600,000.00

G. Paul Bozuwa*	1,263.8758	0.00	31,914.89	268,085.11	3,191.489	268.08511	300,000.00

Robert M. Jakobe*	125.0000	70,329.36	10,638.30	89,361.70	1,063.830	89.36170	100,000.00

Joan B. Weisman*	68.8042	58,668.28	7,978.72	67,021.28	797.872	67.02128	75,000.00

John M. Elliot	0	50,000.00	5,319.15	44,680.85	531.915	44.68085	50,000.00

Chris M. Azbill	0	50,000.00	5,319.15	44,680.85	531.915	44.68085	50,000.00

Douglas R. Ehmann*	206.4125	0.00	5,212.25	43,782.88	521.225	43.78288	48,995.13

J. Kenneth Garner*	96.3259	20,000.00	4,560.04	38,304.36	456.004	38.30436	42,864.40

Michael E. Klauer	0	40,000.00	4,255.32	35,744.68	425.532	35.74468	40,000.00

James W. Stirling	0	35,000.00	3,723.40	31,276.60	372.340	31.27660	35,000.00

Patricia A. Stricker*	68.8042	15,000.00	3,333.16	27,998.55	333.316	27.99855	31,331.71

Robert M. Moore	0	25,000.00	2,659.57	22,340.43	265.957	22.34043	25,000.00

Gary J. Kittredge	0	25,000.00	2,659.58	22,340.42	265.958	22.34042	25,000.00

Edward H. Hartman	0	20,000.00	2,127.66	17,872.34	212.766	17.87234	20,000.00

Arthur R. Myers	0	20,000.00	2,127.66	17,872.34	212.766	17.87234	20,000.00

Jennifer A. Bedell	0	15,000.00	1,595.74	13,404.26	159.574	13.40426	15,000.00

Cynthia L. Beauchamp	0	10,000.00	1,063.83	8,936.17	106.383	8.93617	10,000.00

Michael J. Sartorelli	0	10,000.00	1,063.83	8,936.17	106.383	8.93617	10,000.00

David T. Merchant	0	5,000.00	531.91	4,468.09	53.191	4.46809	5,000.00

Kenneth W. Raker	0	10,000.00	1,063.83	8,936.17	106.383	8.93617	10,000.00

Jeffrey S. Cohen	0	7,500.00	797.87	6,702.13	79.787	6.70213	7,500.00

J. Dennis Smith	0	5,000.00	531.91	4,468.09	53.191	4.46809	5,000.00

Catherine R. Budd	0	3,000.00	319.15	2,680.85	31.915	2.68085	3,000.00

George A. Whaling*	1,282.5211	0.00	32,385.74	272,040.01	3,238.574	272.04001	304,425.75

J.M. Dryden Hall, Jr.*	421.2919	0.00	10,638.30	89,361.70	1,063.830	89.36170	100,000.00

Gary T. DiCamillo*	1,263.8758	0.00	31,914.89	268,085.11	3,191.489	268.08511	300,000.00

Craig H. Deery*	100.0000	250,000.00	29,120.91	244,615.60	2,912.091	244.61560	273,736.51

Total	13,744.0419	$744,497.64	$426,261.02	$3,580,592.48	42,626.102	3,580.59248	$4,006,853.50

* Denotes Rollover Shareholder